SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 25, 2004

                               PHARMOS CORPORATION
             (Exact name of Registrant as Specified in its Charter)

           Nevada                        0-11550                   36-3207413
(State or Other Jurisdiction     (Commission file Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

99 Wood Avenue South, Suite 311, Iselin, New Jersey                  08830
(Address of Principal Executive Offices)                           (Zip Code)

        Registrant's telephone number, including area code (732) 452-9556

Item 5. Other Events

On March 25, 2004, Pharmos Corporation ("Pharmos") issued a press release announcing the resignation of Robert W. Cook as Executive Vice President and Chief Financial Officer. Mr. Cook, who joined the Company in January 1998, has accepted the position of Senior Vice President and Chief Financial Officer at a privately held specialty pharmaceutical company. Mr. Cook will assist Pharmos for the next several weeks during which time a search for a successor will be undertaken.

A copy of Pharmos' press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)

Exhibits.

99.1  Press Release dated March 25, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 25th day of March, 2004.

                                        PHARMOS CORPORATION


                                        By: /s/ Haim Aviv
                                            ------------------------------
                                            Name:  Haim Aviv
                                            Title: Chairman of the Board,
                                                   Chief Executive Officer